UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 17, 2006
Bell Industries, Inc.

(Exact name of registrant as specified in its charter)

California	001-11471	95-2039211

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1960 E. Grand Avenue, Suite #560, El Segundo, California		90245

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	310-563-2355
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On February 17, 2006, Bell Industries, Inc. (the “Company”) issued a press release describing the Company’s response letter to Coast Distribution System’s Board of Directors.

Item 9.01	Financial Statements and Exhibits.
February 17, 2006 Press Release by Bell Industries, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bell Industries, Inc.
February 17, 2006	By:	/s/ John A. Fellows
		Name:	John A. Fellows
		Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated February 17, 2006